Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
15.	Income Taxes
As described in Note 1.
Business Organization
and Note 12.
Stockholders’ Equity and Members’ Equity
, as a result of the IPO, Definitive Healthcare Corp. began consolidating the financial results of Definitive OpCo. Definitive OpCo is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, Definitive OpCo is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Definitive OpCo is passed through to and included in the taxable income or loss of its members, including Definitive Healthcare Corp., based on its economic interest held in Definitive OpCo. Definitive Healthcare Corp. was formed on May 5, 2021 and did not engage in any operations prior to the IPO. Definitive Healthcare Corp. is taxed as a corporation and is subject to U.S. federal, state, and local income taxes with respect to its allocable share of any taxable income or loss of Definitive OpCo, as well as such taxes on any stand-alone income or loss generated by Definitive Healthcare Corp. The Company has recorded an immaterial amount of tax expense associated with corporations owned by Definitive OpCo within general and administrative expense.
As of September 30, 2021, management performed an assessment of the recoverability of deferred tax assets. Management determined, based on the accounting standards applicable to such assessment, that sufficient negative evidence to conclude it was more likely than not that its deferred tax assets would not be realized and has recorded a valuation allowance against substantially all of its deferred tax assets. In the event that management determines the Company would be able to realize its deferred tax assets in the future in excess of their net recorded amount, an adjustment to the valuation allowance would be made which would reduce the provision for income taxes.
As of September 30, 2021 the Company has a net deferred tax liability of $
71.3
million which was recorded through equity as part of the Reorganization Transactions. The net deferred tax liability principally relates to taxable temporary differences that cannot be considered a source of income to recover the deferred tax assets due to attribute limitation rules.
The Company recognizes uncertain income tax positions when it is more-likely-than-not
the position will be sustained upon examination. As of September 30, 2021 and December 31, 2020, the Company has not identified any uncertain tax positions and has not recognized any related reserves. The Company’s effective tax rate was (0.3)% and 0.0% for the nine
months ended September 30, 2021 and 2020, respectively
.
Tax Receivable AgreementPursuant to the Company’s election under Section 754 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company expects to obtain an increase in its share of the tax basis in the net assets of Definitive OpCo when LLC Interests are redeemed or exchanged by other members. The Company plans tomake an election under Section 754 of the Code for each taxable year in which a redemption of exchange of LLC Interest occurs. The Company intends to treat any redemptions and exchanges of LLC Interest as direct purchases of LLC Interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that would otherwise be paid in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.
In connection with the IPO, the Company entered into a Tax Receivable Agreement (“TRA”) and recorded a liability under the TRA of

$146.1

million as of September 30, 2021 through equity as part of the Reorganization Transactions. Under the TRA, the Company generally will be required to pay certain of our pre-IPO owners
 85% of the amount of cash savings, if any, in U.S. federal, state, or local tax that the Company actually realizes directly or indirectly (or is deemed to realize in certain circumstances) as a result of (i) certain tax attributes created as a result of any sales or exchanges (as determined for U.S. federal income tax purposes) to or with the Company of their interests in Definitive OpCo, including any basis adjustment relating to the assets of Definitive OpCo, (ii) certain favorable tax attributes acquired by the Company from the Blocker Companies in the Reorganization Transactions (including net operating losses and the unamortized portion of the increase in tax basis in the tangible and intangible assets of Definitive OpCo resulting from the prior acquisitions of interests in Definitive OpCo by the Blocker Companies), and (iii) tax benefits attributable to payments made under the TRA. The Company expects to benefit from the remaining 15% of any tax benefits that it may realize. To the extent that the Company is unable to timely make payments under the TRA for any reason, such payments generally will be deferred and will accrue interest until paid. No amounts are expected to be paid within the next 12 months.

15.	Income Taxes
The components of the income tax provision are as follows (in thousands):

	Successor Company		Predecessor Company
	Year ended December 31, 2020	Period from July 16, 2019 to December 31, 2019	Period from January 1, 2019 to July 15, 2019
Current tax provision:
Federal	$10	$—	$—
State	1	—	—
Foreign	—	—	—

Total current tax provision	$11	$—	$—
Deferred tax provision:
Federal	$58	$—	$—
State	(7)	—	49
Foreign	—	—	—

Total deferred tax provision	51	—	49

Total provision	$62	$—	$49

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the deferred tax assets are comprised of the following (in thousands):

	Successor Company
	December 31, 2020	December 31, 2019
Deferred tax assets:
Foreign, U.S. and state net operating loss carryforwards	$1,517	$212
Accrued Expenses	12	—
Unrealized foreign exchange losses	62	—

Subtotal	1,591	212
Less valuation allowance	(1,430)	—

Total deferred tax assets	161	212

Net deferred tax assets	$161	$212

A reconciliation of income tax expense computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	Successor Company		Predecessor Company
	Year ended December 31, 2020	Period from July 16, 2019 to December 31, 2019	Period from January 16, 2019 to December 31, 2019
Federal income tax expense at statutory rate	21.00%	21.00%	0.00%
State income tax, net of federal benefit	(0.14)	0.04	0.00
Permanent differences	(0.98)	(2.73)	0.00
Research and development credit	0.00	0.00	0.00
Foreign rate differential	(0.01)	0.00	0.00
Change in valuation allowance	0.60	0.00	0.00
Provision to return adjustments	0.46	0.00	0.00
Other	6.50	(0.04)	0.37
Pass through income not subject to tax	(27.55)	(18.27)	0.01

Effective income tax rate	(0.12%)	0.00%	0.38%

As of December 31, 2020 and 2019, the HSE subsidiary had U.S. federal net operating loss carryforwards of approximately $0.6 million and $1.1 million, respectively, a portion of which expire at various dates through 2037, and a portion of which may be carried forward indefinitely. As of December 31, 2020 and 2019, HSE had U.S. state net operating loss carryforwards of approximately $0.6 million and $1.5 million, respectively, a portion of which expire at various dates through 2037, and a portion of which may be carried forward indefinitely. As of December 31, 2020, the Swedish Monocl subsidiaries had foreign net operating loss carryforwards of approximately $6.9 million, which may be available to offset future Swedish income tax liabilities and may be carried forward indefinitely.
ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a valuation allowance against the deferred tax assets of the Swedish Monocl subsidiaries at December 31, 2020, because the Company’s management has determined that it is more likely than not that the Company will not recognize the benefits of its foreign deferred tax assets primarily due to its historical loss position and, as a result, a valuation allowance of approximately $1.4 million has been established at December 31, 2020. The valuation allowance increased by approximately $1.4 million in the tax year ended December 31, 2020. The increase in valuation allowance for the year ended December 31, 2020 primarily related to the net operating losses in the Swedish Monocl subsidiary.
Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of us immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. In the future, the Company may complete financings that could result in a change in control, which will reduce the deferred tax assets for tax attributes the Company believes will expire unused due to the change in control limitations.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law making several changes to the Internal Revenue Code. The changes include but are not limited to: increasing the limitation on the amount of deductible interest expense, allowing companies to carryback certain net operating losses, and increasing the amount of net operating loss carryforwards that corporations can use to offset taxable income. The tax law changes in the Act did not have a material impact on the Company’s income tax provision.
The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2020, and 2019, there was no accrued interest or penalties related to uncertain tax positions and no such amounts have been recognized.
The Company or one of its subsidiaries file income tax returns in the United States, and various state and foreign jurisdictions. The federal, state and foreign income tax returns are generally subject to tax examinations for the tax years ended December 31, 2017 through December 31, 2020. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service, state or foreign tax authorities to the extent utilized in a future period.